==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   ----------------------------------------

                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                   ----------------------------------------

Filed by the registrant                     [X]
Filed by party other than the registrant    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                   ----------------------------------------

                      METROPOLITAN FINANCIAL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement)

                   ----------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1    Title of each class of securities to which transaction applies:
          ................................................................
     2    Aggregate number of securities to which transaction applies:
          ................................................................
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
          ................................................................
     4    Proposed maximum aggregate value of transaction:
          ................................................................
*Set forth the amount on which the filing fee is calculated and state how its determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1    Amount Previously Paid:
          ............................................................
     2    Form, Schedule or Registration Statement No.:
          ............................................................
     3    Filing Party:
          ............................................................
     4    Date Filed:
          ............................................................

==============================================================================

                                      LOGO

                                                                  March 30, 1994

Dear Fellow Stockholder:

  It is with great pleasure that I invite you to attend the Company's Annual Meeting of Stockholders to be held on Wednesday, May 4, 1994 at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota at 1:30 p.m. This annual meeting will include management's report to you on the Company's 1993 financial and operating performance, as well as an update on the progress we've made in achieving our longer term corporate goals.

  A critical aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. All of the materials you need to vote by mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD in the enclosed envelope so that your shares can be voted at the meeting in accordance with your instructions.

  Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment in it. As your Chairman, I want to express my appreciation for your confidence and support.

                                          Sincerely,

                                          Norman M. Jones
                                          Chairman of the Board
                                                 and
                                          Chief Executive Officer

                       METROPOLITAN FINANCIAL CORPORATION
                            1000 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 399-6000

                             ---------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 4, 1994

                             ---------------------


  Notice is hereby given that the 1994 Annual Meeting of Stockholders of Metropolitan Financial Corporation will be held at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota on Wednesday, May 4, 1994 at 1:30 p.m. local time, for the following purposes:

    1. To elect three directors to serve for three-year terms.

    2. To consider and act upon a proposal to adopt the Company's 1993 Stock Incentive Plan.

    3. To consider and act upon a proposal to adopt the Company's Directors' Retirement Plan.

    4. To consider and act upon a proposal to ratify the appointment of Ernst & Young as auditors for the Company for the fiscal year ending December 31, 1994.

    5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Only stockholders of record as shown on the books of Metropolitan Financial Corporation at the close of business on March 9, 1994 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

  Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy card and return it promptly in the enclosed, postage-paid envelope. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

                                          By Order of the Board of Directors

                                          CHARLES D. KALIL
                                          Secretary

Minneapolis, Minnesota
March 30, 1993

 IMPORTANT: THE PROMPT RETURN OF YOUR CARD WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                       METROPOLITAN FINANCIAL CORPORATION
                            1000 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                             ---------------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS,
                             WEDNESDAY, MAY 4, 1993

                             ---------------------


  The Annual Meeting of Stockholders of Metropolitan Financial Corporation (the "Company") will be held on May 4, 1994, at 1:30 p.m., local time, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, for the purposes set forth in the Notice of Meeting.

  A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE. No postage is required if mailed within the United States.

  Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company, by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person.

  The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to stockholders on or about March 30, 1994.

                                VOTING OF SHARES

  Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on March 9, 1994 will be entitled to vote at the Annual Meeting. On February 1, 1994 the Company had outstanding 31,060,140 shares of Common Stock, each share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. On February 1, 1994 the Company had outstanding 488,750 shares of its $2.875 Cumulative Perpetual Preferred Stock, Series B ("Series B Preferred"). Holders of shares of Series B Preferred are not entitled to vote on any of the proposals being considered at the Annual Meeting. All share data included in this Proxy Statement (as to per share amounts and total number of outstanding shares) have been adjusted to give effect to stock dividends and splits.

  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (15,530,071 shares as of February 1, 1994) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects votes withheld from director nominees or abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

  Because the three director nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting will be elected as directors, votes that are withheld from the election of director nominees will be excluded entirely from the vote and will have no effect. Each of the other proposals described in this Proxy Statement requires the approval of a majority of the shares voting in person or by proxy on that proposal. Shares voted as abstaining on any of these proposals will be treated as voting shares that were not cast in favor of the proposal, and thus will be counted as votes against the particular proposal. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not voting on that matter, and thus will not be counted in determining whether that matter has been approved.

  Shares of Common Stock represented by properly executed proxy cards will be voted in accordance with the choices specified therein. Proxies that are signed by stockholders but that lack any voting instructions will be voted in favor of the election as directors of the nominees for director listed in this Proxy Statement, in favor of the other proposals described in this Proxy Statement and, with respect to any other business that may properly come before the Annual Meeting, according to the best judgment of the proxies named on the proxy card.

                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

NOMINATION

  The Company's Restated Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of not less than six nor more than eighteen directors, as stated in the Company's Bylaws, divided into three classes of as nearly equal size as possible. The term of each class of directors is three years, and the term of one class expires each year in rotation. The Company's Bylaws presently provide that the Board of Directors shall consist of nine members.

  During 1993, the Board welcomed two new members. On May 25, 1993, the Board elected Karol D. Emmerich as a director, effective June 1, 1993, with a term expiring at the 1994 Annual Meeting. On September 28, 1993, the Board elected Steven G. Rothmeier as a director, effective January 1, 1994. In order to meet the requirement that the directors be divided into classes of as nearly equal sizes as possible, Mr. Rothmeier was elected to a term expiring at the 1995 Annual Meeting.

  The terms of three present members of the Board of Directors will expire at the Annual Meeting. The terms of the remaining six present members of the Board of Directors will not expire this year, but will expire as indicated below. The Board of Directors has nominated three persons to serve as directors of the Company for terms of three years, until their successors are duly elected and qualified. The nominees for directors are William O. Nilles, Vice Chairman of the Company, Charles D. Kalil, Secretary of the Company, and Karol D. Emmerich.

  The Board recommends a vote FOR the election of Messrs. Nilles and Kalil and Ms. Emmerich. The Board intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld) for the election of Messrs. Nilles and Kalil and Ms. Emmerich as directors. The three nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the meeting by the holders of the Common Stock entitled to vote at the meeting will be elected as directors. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for only the remaining nominees. The Board has no reason to believe that any of the nominees will be unable to serve. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

INFORMATION ABOUT DIRECTORS AND NOMINEES

  The following information has been furnished to the Company by the respective directors and nominees for director.

 NAMES OF NOMINEES AND                                              DIRECTOR
       DIRECTORS       AGE         PRINCIPAL OCCUPATION(1)           SINCE
 --------------------- ---         -----------------------          --------
 Nominees for three-year terms expiring in 1997:
 William O. Nilles     64  Vice Chairman of the Company(2)            1985
 Charles D. Kalil      65  Secretary of the Company                   1985
 Karol D. Emmerich     45  President of The Paraclete Group, a        1993
                            business and non-profit consulting
                            practice(3)
 Directors not standing for election this year whose terms expire in 1996:
 Norman M. Jones       63  Chairman of the Board and of the Of-       1985
                            fice of the Chairman and Chief Execu-
                            tive Officer of the Company(4)
 Dr. Trueman E. Tryhus 62  Dentist                                    1985
 Lawrence E. Davis     57  Consultant(5)                              1990
 Directors not standing for election this year whose terms expire in 1995:
 R. Douglas Larsen     62  Owner of Larsen's Variety, Inc., a re-     1985
                            tail store
 William C. Marcil     58  President of Forum Communications Co.,     1989
                            a regional newspaper, television and
                            radio company, located in Fargo,
                            North Dakota
 Steven G. Rothmeier   47  Chairman and Chief Executive Officer       1994
                            of Great Northern Capital, a private
                            merchant banking firm(6)

- --------
(1) All members of the Board of Directors have been employed in the capacity set forth for at least five years unless otherwise indicated.
(2) Retired as President and Chief Operating Officer of the Company and Metropolitan Federal Bank, fsb, a wholly owned subsidiary of the Company, in 1986.
(3) Ms. Emmerich is President of The Paraclete Group, a business and non-profit consulting practice she founded in 1993. Previously, Ms. Emmerich spent 21 years with the Dayton Hudson Corporation, most recently serving as Vice President, Treasurer and Chief Accounting Officer. Ms. Emmerich serves as a director of the Piper Funds Inc., Hercules Fundings, Inc. and Solutronix Corp., and is an Executive Fellow at the University of St. Thomas Graduate School of Business.
(4) Mr. Jones rejoined the Company as its Chief Executive Officer on August 1, 1992. Mr. Jones had retired from his day to day responsibilities as Chief Executive Officer in October 1990 while continuing as Chairman of the Board. Mr. Jones had been the Chief Executive Officer since December of 1987, and has been with the Company or Metropolitan Federal Bank, fsb, a wholly owned subsidiary and the predecessor of the Company, since 1952.
(5) Mr. Davis retired in February 1991 after serving more than five years as Executive Vice President and General Manager of Edina Realty, Inc., a residential real estate brokerage company and a wholly owned subsidiary of the Company. Mr. Davis has been an independent business consultant since February 1991.
(6) Mr. Rothmeier is Chairman and Chief Executive Officer of Great Northern Capital, a private investment and merchant banking firm he founded in 1993. From 1989 to 1993, Mr. Rothmeier served as President of IAI Capital Group, with responsibilities for venture capital and merchant banking. Previously, Mr. Rothmeier spent 16 years with Northwest Airlines, Inc. and NWA, Inc. where he most recently served as Chairman of the Board and Chief Executive Officer. Mr. Rothmeier is Chairman of the Board of Alliant Techsystems and a director of Honeywell, Inc., Precision Cast Parts Corporation, E.W. Blanch Holdings, Inc. and Department 56, Inc.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

  Standing committees of the Board of Directors include the Audit Committee and the Stock Option and Incentive Plan Committee. The Stock Option and Incentive Plan Committee also serves as the Company's compensation committee.

  The Audit Committee provides assistance to the Board of Directors in satisfying its responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee recommends to the Board the retention of independent auditors, reviews the performance of such auditors and considers recommendations concerning improvements in internal accounting control. The Audit Committee consists of four of the Company's outside directors, Dr. Tryhus and Messrs. Larsen, Marcil and Nilles. The Audit Committee met four times during 1993.

  The Stock Option and Incentive Plan Committee administers the Company's 1990 Stock Option Plan, Stock Option and Incentive Plan, Executive Incentive Compensation Plan, Employee Stock Purchase Plan, the Edina Realty Sales Associate Stock Purchase Plan and the 1993 Non-Employee Director Stock Option Plan. It is anticipated that this committee will also administer the Company's 1993 Stock Incentive Plan, if such plan is approved by the stockholders at the Annual Meeting. See "Proposed to Adopt the Company's 1993 Stock Incentive Plan" below. The members of the Stock Option and Incentive Plan Committee are Dr. Tryhus and Messrs. Larsen and Marcil. The Stock Option and Incentive Plan Committee met nine times during 1993.

  The Company has no nominating committee. The full Board of Directors acts as a nominating committee for the annual selection of nominees for election as directors. While the Board will consider nominees recommended by stockholders, it has neither actively solicited nominations nor established any procedures for this purpose.

  The Board of Directors held 20 meetings during 1993. All of the directors attended 75% or more of the meetings of the Board and all committees on which they served during 1993.

DIRECTOR COMPENSATION

  During the fiscal year ending December 31, 1993, the Company paid non-employee directors (i.e., directors who are not employees of the Company or any of its subsidiaries) an annual fee of $36,716. Non-employee directors also receive out-of-pocket traveling expenses incurred in attending Board and Committee meetings. Any fees received during 1993 by an executive officer of the Company for serving as a director of any subsidiary of the Company are included below under "Compensation And Other Benefits--Summary of Cash and Certain Other Compensation."

  Under the Company's 1993 Non-Employee Director Stock Option Plan (the "Director Option Plan"), adopted by the Board of Directors in 1993 and approved by the stockholders at the 1993 Annual Meeting, non-employee directors receive periodic grants of non-qualified stock options. Options granted under the Director Option Plan have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, have ten-year terms and may not be exercised before the next annual meeting of shareholders after the date of grant. On the date the Director Option Plan was approved by stockholders, each non-employee director elected at the 1993 Annual Meeting to a term expiring in 1996 (Dr. Tryhus and Mr. Davis) received an option to purchase 15,000 shares; each non-employee director with a term expiring in 1995 (Messrs. Larsen and Marcil) received an option to purchase 10,000 shares and each non-employee director with a term expiring in 1994 (Messrs. Nilles and Kalil) received an option to purchase 5,000 shares. Each of these options has an exercise price of $16.59 per share. During the term of the plan, each non-employee director who is subsequently elected (or re-elected) by the stockholders to a full three-year term will automatically be granted an additional option to purchase 15,000 shares. A non-employee director elected to fill a newly created directorship or to fill a vacancy will automatically receive a pro-rata grant of options as of the date of the next annual meeting after his or her election. An option terminates when a non-employee director ceases to serve as a director of the Company, except that an option held by a director with at least one year of continuous service following the option grant will remain exercisable for an additional three months after termination of service (three years if termination of service is due to death or disability or is pursuant to the Board's mandatory retirement policy), but not beyond the option's original term. An option held by a non-employee director who, upon retirement from the Board, is appointed as a "director emeritus" will remain (and become) exercisable in accordance with its original terms. Under the terms of the Director Option Plan, Ms. Emmerich (if elected at the Annual Meeting) will receive on the date of the Annual Meeting an option to purchase 15,000 shares, and Mr. Rothmeier will receive on the date of the Annual Meeting an option to purchase 5,000 shares.

  On February 22, 1994, the Board approved the Company's Directors' Retirement Plan, subject to stockholder approval. See "Proposal to Adopt the Company's Directors' Retirement Plan--Proposal 3." Under this plan an eligible director (a director who was not both a director and an employee of the Company on the effective date of the plan) who ceases to be a director (other than due to death or removal for cause) after completing at least five years of service as a non-employee director receives a monthly cash payment equal to one-twelfth of the annual retainer payable to non-employee directors at the rate in effect immediately before he or she ceased to be a director. All of the directors other than Mr. Jones are eligible to participate in this plan. The payments continue until the number of payments equal the number of complete months of service as a non-employee director or until death, if earlier. Upon the occurrence of a "change in control" (which has the same meaning as under the Executive Change in Control Plan, see "Compensation and Other Benefits--Change in Control and Severance Arrangements"), any eligible director who is then serving on the Board and has completed service as a non-employee director will receive a lump sum cash payment equal to the present value of a monthly benefit in an amount equal to one-twelfth of the annual retainer for outside directors at the rate in effect immediately prior to the change in control for a number of months equal to the number of the director's complete months of service on the Board as a non-employee director. Similarly, any former director who was receiving monthly payments at the time of the change in control would receive a lump sum cash payment equal to the present value of the remaining payments. In determining a director's service for purposes of the plan, service prior to March 1, 1985 as a non-employee director of Metropolitan Federal Bank, fsb, or its predecessors is taken into account. In addition, for eligible directors who are serving on the Board on the effective date of the plan, all service (as an employee director or a non-employee director) as a director of the Company or as a director of Metropolitan Federal Bank, fsb, or its predecessors prior to March 1, 1985, will be taken into account. No payments were made under the plan during 1993.

  Effective December 1, 1990, Mr. Kalil entered into an agreement with the Company under which he has been compensated for his services as an officer of the Company and for assigned advisory and consulting services. Under this agreement, which terminated on November 30, 1993, Mr. Kalil was paid $25,000 per year for serving as Secretary of the Company and received an annual fee of $50,000 for consulting services, all of which has been paid. Mr. Kalil continues to serve as Secretary of the Company, for which, effective January 1, 1994, he will be paid an annual fee of $35,000. During 1993, Mr. Davis provided consulting services for the Company's real estate and title company subsidiaries and received fees of approximately $40,513 for such services.

                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 1, 1994 by each director of the Company, each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Compensation and Other Benefits--Summary of Cash and Certain Other Compensation" below and all directors and executive officers of the Company as a group. The Company does not know of any persons or groups who beneficially own more than five percent of the outstanding shares of the Company's Common Stock.

                                                          SHARES OF COMMON
                                                         STOCK BENEFICIALLY
                                                            OWNED(1)(2)
                                                        ------------------------
                                                                      PERCENT OF
   NAME                                                  AMOUNT         CLASS
   ----                                                 ---------     ----------
   Norman M. Jones                                        918,126(3)     2.91%
   Lawrence E. Davis                                      134,775(4)        *
   Karol Emmerich                                             100           *
   Charles D. Kalil                                       131,612(5)        *
   R. Douglas Larsen                                      202,727           *
   William C. Marcil                                       92,611           *
   William O. Nilles                                      159,762(6)        *
   Steven G. Rothmeier                                      1,000           *
   Dr. Trueman E. Tryhus                                  238,097           *
   Ronald J. Peltier                                      187,483(7)        *
   William P. Bartkowski                                  205,204(8)        *
   Jerry L. Record                                         91,813(9)        *
   J. Michael Nilles                                       97,875(10)       *
   All directors and executive officers as a group (14
    persons)                                            2,583,065(11)    8.32%

- --------
*Less than 1%.
(1) Unless otherwise noted, all of the shares shown are held by individuals possessing sole voting and investment power with respect to the shares.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual or member of a group to acquire them within 60 days through the exercise of stock options or warrants are treated as outstanding only when determining the amount and percent owned by such individual or group.
(3) Includes 437,495 shares which Mr. Jones has the right to acquire within 60 days pursuant to the exercise of stock options.
(4) Includes 78,936 shares which Mr. Davis has the right to acquire within 60 days pursuant to the exercise of stock options.
(5) Includes 63,580 shares which Mr. Kalil has the right to acquire within 60 days pursuant to the exercise of stock options.
(6) Includes 59,143 shares which Mr. Nilles has the right to acquire within 60 days pursuant to the exercise of stock options.
(7) Includes 84,436 shares which Mr. Peltier has the right to acquire within 60 days pursuant to the exercise of stock options.
(8) Includes 143,120 shares which Mr. Bartkowski has the right to acquire within 60 days pursuant to the exercise of stock options.
(9) Includes 90,000 shares which Mr. Record has the right to acquire within 60 days pursuant to the exercise of stock options.
(10) Includes 73,700 shares which Mr. Nilles has the right to acquire within 60 days pursuant to the exercise of stock options.
(11) Includes (a) shares held in trust under the Company's Employee Savings Plan which are allocated to individual accounts of executive officers and directors and (b) 1,062,290 shares which executive officers and directors have the right to acquire within 60 days pursuant to the exercise of stock options or warrants. Does not include 158,477 shares held by the Company's Pension Plan.

                        COMPENSATION AND OTHER BENEFITS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Overview and Philosophy

  Under the direction of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies and plans which seek to enhance the profitability of the Company and align the goals and objectives of the Company's executive management with those of its stockholders. Within this overall purpose the Committee has established specific objectives for the year ended December 31, 1993.

    1. To focus the attention of key Metropolitan executives on specific performance objectives which are linked to Metropolitan's business plan and success factors.

    2. To provide opportunities to earn financial rewards based on the organization's financial and strategic business unit performance and individual contributions to that performance.

    3. To ensure that total compensation opportunities are at or near the total compensation of executives for the Company's peer group (as defined below) and are variable based upon actual performance compared to predetermined goals.

    4. To facilitate stock ownership through the granting of stock options, and through a stock grant component of the Executive Incentive Compensation Plan.

  In the furtherance of these objectives the Committee has determined that there should be three main components of executive compensation: base salary, a stockholder approved Executive Incentive Compensation Plan, and stock options.

 Base Salaries; Executive Incentive Compensation Plan; and Stock Options

  Base Salaries. Base salaries are generally set at or near the average of such salaries as determined by a review of peer group information and an annual salary survey prepared by professional benefit and executive compensation consultants. The peer group information used includes companies in the financial services industry that the Company believes it competes with to recruit executive employees. These companies include some of the thrifts included in the Company's performance graph included in this proxy statement. In addition, this peer group includes other regional banks, brokerage firms and other local competitors in the financial services industry. Increases in salaries during 1993 reflect the Company's overall performance and each individual's performance in relation to his or her predetermined goals and objectives.

  Executive Incentive Compensation Plan. At the beginning of 1993, the Committee selected the participants for this plan and set targeted awards (which have both a cash and stock component) for each participant. The targeted award for each participant was based on certain financial goals of the Company determined by the Committee at the beginning of 1993 and individual goals for each participant. The individual goals for each participant are determined at the beginning of each year by the individual and his or her supervisor. The Committee also set at the beginning of 1993 a minimum pool of $425,000 to provide for the payment of minimum awards in the event the Company's financial performance would not be sufficient to recognize significant contributions of individual participants. At the conclusion of 1993, the Committee decided, after reviewing the Company's performance against its financial objectives and each participant's performance against individual goals, the award to be paid to each participant. For 1993, the Company's financial goals included a pre-determined level of core income (defined as income before taxes and awards accrual, less all nonrecurring gains and losses from asset sales); a predetermined return of stockholder's equity; the Company's expenses as they relate to assets and revenue; the Company's expansion; and the quality of the Company's assets. Under the terms of the plan, if the Company achieves at least 90% of its financial goals and the participant achieves at least 90% of his or her individual goals, target awards will be granted. The Company, however, did not meet at least 90% of its 1993 financial goals for the plan due principally to a failure to generate sufficient assets to offset mortgage prepayments and contribute to overall balance sheet growth. Accordingly, under the terms of the plan, the target awards were not made and the Committee allocated the minimum pool to the various participants pursuant to individual and business unit goals achieved by these participants.

  Stock Options. The Company's 1982 and 1990 Stock Option and Incentive Plans permit the Committee to grant stock options to key personnel. The Committee believes that, by making infrequent option grants, potentially exercisable for a significant number of shares, an optionee will be motivated to generate potential gains by working to steadily increase the Common Stock's price over the long term, to a greater extent than if the same number of options were granted in smaller installments. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by the optionee and not by the Compensation Committee. Accordingly, the Committee grants options notwithstanding gains realized by executives as a result of their individual decisions to exercise options in any given or particular year or notwithstanding the number of options granted previously.

  At the beginning of the fiscal year, the Compensation Committee set a target range of the number of option grants to individual executives based on salary grade levels. These ranges were based on an analysis of the options granted to executives in the peer group companies previously noted above. At the end of 1993, the Committee determined whether the executive's performance was at, below or above his or her expected level of performance. All executives named in the Summary Compensation Table below were considered by the Committee to have performed above their respective target level of performance and, as such, received a number of options within the target range for each executive.

 Other Benefits

  At various times in the past the Company has adopted certain broad-based employee benefit plans in which the senior executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. The Company has determined to have its matching contribution under the 401(k) Employee Savings Plan invested in the Company's Common Stock Fund so as to further align employees' and stockholders' financial interests.

 Section 162(m)

  The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code") limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. Because any benefits realized in connection with options granted under the 1993 Stock Incentive Plan being considered by the stockholders at the Annual Meeting will constitute "performance based" compensation that is excludable under Section 162(m), the Company does not believe it will pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

 Executive Officer Salaries and Awards in 1993

  Based on the guidelines established above, the Compensation Committee set the base pay for Mr. Jones at $400,000 annually (the same annual base salary Mr. Jones received in 1992) after a review of peer group data and a compensation study prepared by an outside consultant (which peer group was discussed above). This level is in the low range of the base pay for other chief executive officers in the Company's peer group.

Additionally, Mr. Jones was granted stock options for 164,000 shares in order to further align his interests with those of all stockholders and recognize his performance throughout 1993. At year end 1993, Mr. Jones was awarded a $65,000 bonus under the Executive Incentive Compensation Plan. One factor considered by the Committee in determining the amount of Mr. Jones' bonus was the successful merger and acquisition activity in 1993.

  All other executive officers of the Company also received bonus awards under the Executive Incentive Compensation Plan. As indicated above, the awards were made based upon a thorough review of the Company's 1993 financial performance and the individual performance of each of the executive officers relative to individual, business unit, and corporate objectives. While the Company did not meet its defined financial goals under the Executive Incentive Compensation Plan for 1993, the Committee did determine that each of the other named executive officers performed above their expected level of individual performance and thus received the cash bonuses out of the minimum bonus pool in the amounts set forth below in the Summary Compensation Table.

                                          R. Douglas Larsen
                                          William C. Marcil
                                          Dr. Trueman E. Tryhus

                                          Members of the Compensation
                                           Committee

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                            LONG TERM
                                                           COMPENSATION
                                                           ------------
                                           ANNUAL
                                        COMPENSATION          SHARES     ALL OTHER
                                      -----------------     UNDERLYING  COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR  SALARY  BONUS(1)    OPTIONS (#)      (2)
  ---------------------------    ---- -------- --------    ------------ ------------
Norman M. Jones                  1993 $400,000 $65,000       164,000         --
 Chief Executive Officer         1992  166,667 $25,000       100,000      $184,803
 of the Company                  1991   12,292   -0-           -0-         283,096
Jerry L. Record(4)               1993 $245,000 $80,000(3)     90,000         --
 Executive Vice President        1992    9,167    --            --           --
 of the Company                  1991    --       --            --           --
Ronald J. Peltier                1993 $275,000 $46,000          --        $  8,994
 President of Edina Realty, Inc. 1992  267,000  53,556        20,000         8,728
                                 1991  253,764  60,300         -0-           8,475
William P. Bartkowski            1993 $168,333 $55,000       117,000      $  8,994
 Executive Vice President and    1992  130,667  64,602        56,000         8,187
 Chief Administrative Officer of 1991  103,200  67,000        36,000         7,478
 the Company
J. Michael Nilles                1993 $157,000 $24,531        39,000      $  8,994
 Executive Vice President        1992  152,000  11,475         8,000         8,728
 and General Counsel of          1991  140,000    --            --           3,537
 the Company

- --------
(1) Bonuses are payable in stock and cash pursuant to the Company's Executive Incentive Compensation Plan. All amounts included in the bonus column for 1993 and 1991 were paid in cash. Portions of the

   1992 bonus for all of the named executive officers except Norman M. Jones was paid in the form of a grant of unrestricted shares of the Company's Common Stock. The number of shares awarded for these executive officers was:
   Ronald J. Peltier--837 and William P. Bartkowski--1,252. The fair market value of the Company's Common Stock used to calculate the amount included in the bonus calculation for 1992 was $16 3/8.
(2) The compensation reported consists of (a) Company contributions to the Company's 401(k) Plan and (b) severance payments paid to Mr. Jones in connection with Mr. Jones' retirement from the Company in late fall 1990. Mr. Jones had retired from his day to day responsibilities as Chief Executive Officer in October of 1990 while continuing as Chairman of the Board. Mr. Jones rejoined the Company as its Chief Executive Officer on August 1, 1992. In connection with Mr. Jones' retirement from the Company in 1990, Mr. Jones entered into an agreement with the Company pursuant to which he was to be paid for certain continuing services to the Company and payment dates were established for severance pay. Severance payments to Mr. Jones under such arrangement were $184,803 in 1992 and $283,096 in 1991. No severance payments to Mr. Jones were made in 1993. All amounts reported in this column for the four named executive officers other than Mr. Jones represent Company contributions to the Company's 401(k) Plan. Mr. Jones is also entitled under an agreement to receive benefits similar to those which he would have been entitled to under the Metropolitan Federal Bank, fsb Supplemental Retirement Plan. The amount currently provided for Mr. Jones pursuant to this separate agreement is approximately $1,500,000. See "Compensation and Other Benefits--Pension Plan and Supplemental Retirement Plan" below.
(3) Mr. Record received a one-time bonus of $80,000 upon his appointment as Executive Vice President of the Company.
(4) Mr. Record became employed by the Company on December 16, 1992.

OPTIONS GRANTS AND EXERCISES IN 1993

  The following tables provides information for the year ended December 31, 1993 as to individual grants and aggregate exercises of options to purchase shares of the Company's Common Stock by each of the named executive officers of the Company.

                             OPTION GRANTS IN 1993

                                               INDIVIDUAL GRANTS
                         -------------------------------------------------------------
                                            % OF TOTAL
                         NUMBER OF SHARES OPTIONS GRANTED
                            UNDERLYING     TO EMPLOYEES      EXERCISE OR    EXPIRATION    GRANT DATE
NAME                     OPTIONS GRANTED    DURING 1993   BASE PRICE ($/SH)    DATE    PRESENT VALUE (1)
- ----                     ---------------- --------------- ----------------- ---------- -----------------
Norman M. Jones.........    74,000(2)          7.9%            $15.88         7/28/03      $160,580
                            90,000(3)          9.6%             15.63        12/21/03       190,800
Jerry L. Record.........    90,000(2)          9.6%             18.00        10/13/03       164,700
Ronald J. Peltier.......        --              --               --             --            --
William P. Bartkowski...    44,000(2)          4.7%             15.34         2/23/03       106,040
                            33,000(2)          3.5%             15.88         7/28/03        71,610
                            40,000(3)          4.3%             15.63        12/21/03        84,800
J. Michael Nilles.......    16,500(2)          1.8%             16.02         4/21/03        36,795
                            22,500(3)          2.4%             15.63        12/21/03        47,700

- --------
(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. As such, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates and future dividend yields. The annual variance of the normal return used by the Company for this valuation was estimated at 10.48%, representing the historical return of the Company over the last nine years. The annual dividend growth was estimated as a 10% increase on an annual basis, assuming the options are not dividend protected. All options were assumed to be exercised on their expiration date.
(2) Options shown were granted under the Company's 1990 Stock Option Plan. The Stock Option and Incentive Plan Committee determines the vesting of the options under the Plan. In the event the Committee does not make a determination, the options vest six months from the date of grant. Options granted from January 1993 to September 1993 vest six months from the date of grant. Options granted from October 1993 to December 1993 vest, on a cumulative basis, in increments of one-third on each of the first three anniversaries of the date of grant. Upon the occurrence of a "change in control" of the Company, all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining term thereof, whether or not the participants to whom the options had been granted remain employees of the Company or a subsidiary. See "Change in Control and Severance Arrangements--Change in Control Provisions" for the definition of "change in control" under this plan. The acceleration of the exercisability of outstanding options may be limited, however, if such acceleration would subject a participant to an excise tax imposed upon "excess parachute payments." The options for these executive officers were granted on the following dates: Mr. Jones, July 28, 1993; Mr. Record, October 13, 1993; Mr. Bartkowski, February 23 and 28, 1993; and Mr. Nilles, April 21, 1993.
(3) Options shown were granted under the 1993 Stock Incentive Plan, subject to stockholder approval. The Stock Option and Incentive Plan Committee determines, in its sole discretion, the vesting of the options under the Plan. No option, however, may be exercisable prior to six months from its date of grant and no option may be exercisable after ten years from its date of grant. Upon the occurrence of a "change in control" of the Company, if approved by the Committee either at the time of grant or anytime thereafter, all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining term thereof, whether or not the participants to whom the options had been granted remain employees of the Company or a subsidiary. See "Change in Control and Severance Arrangements--Change in Control Provisions" for the definition of "change in control" under this plan. All options shown were granted to the named executive officers on December 21, 1993 and vest, on a cumulative basis, in increments of one-third on each of the first three anniversaries of the date of grant.

 AGGREGATED OPTION EXERCISES IN 1993 AND DECEMBER 31, 1993 OPTION VALUES TABLE

                                                                               VALUE OF UNEXERCISED
                                                                               IN-THE-MONEY OPTIONS
                                                     NUMBER OF UNEXERCISED     AT DECEMBER 31, 1993
                         SHARES ACQUIRED  VALUE   OPTIONS AT DECEMBER 31, 1993    (EXERCISABLE/
NAME                       ON EXERCISE   REALIZED (EXERCISABLE/UNEXERCISABLE)   UNEXERCISABLE) (2)
- ----                     --------------- -------- ---------------------------- --------------------
Norman M. Jones.........        --            --         347,495/90,000         $2,614,104/$78,750
Jerry L. Record.........        --            --              --/90,000                     --/--
Ronald L. Peltier.......        --            --              --/84,436                 971,858/--
William P. Bartkowski...     34,130      $423,690        143,120/40,000             495,195/35,000
J. Michael Nilles.......     13,200      $166,188         73,700/22,500             608,025/19,775

- --------
(1) The exercise price may be paid in cash or, in the Stock Option and Incentive Plan Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Stock Option and Incentive Plan Committee also has the discretion to grant a supplemental cash bonus to a optionee in connection with the grant or exercise of an option or both the grant and exercise of an option.
(2) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Company's Common Stock on that date ($16.50).

PENSION PLAN AND SUPPLEMENTAL RETIREMENT PLAN

  The following table illustrates estimated annual pension benefits payable to a covered participant at normal retirement age (age 65) under the Company's qualified non-contributory defined benefit pension plan (the "Pension Plan") based on the most advantageous plan provisions available for various levels of compensation and years of service. The benefit amounts listed in the table below assume payments are made on the normal life annuity basis and not under any of the various survivor options and do not reflect any deduction for social security benefits or other offset amounts, but do reflect compensation limits under the Code.

                                         ANNUAL PENSION BENEFIT UPON RETIREMENT
                                                          WITH
                                              YEARS OF SERVICE INDICATED *
                                         ---------------------------------------
REMUNERATION                               15      20      25      30      35
- ------------                             ------- ------- ------- ------- -------
$125,000................................ $24,000 $32,000 $40,000 $48,000 $48,000
$150,000................................  29,000  39,000  49,000  59,000  59,000
$175,000................................  35,000  46,000  58,000  69,000  69,000
$200,000................................  40,000  53,000  68,000  80,000  80,000
$225,000................................  45,000  60,000  75,000  90,000  90,000
$250,000................................  46,000  61,000  76,000  92,000  92,000
$300,000................................  46,000  61,000  76,000  92,000  92,000

- --------
  *Subject to a frozen minimum benefit accrued as of December 31, 1988 under the prior benefit formula.

  The Pension Plan provides for monthly pension payments commencing upon retirement at or after age 65, based upon a participant's average highest three consecutive years of salary ("final average salary") and years of service. For purposes of the Pension Plan, a participant's salary is his or her base salary or wages for the portion of a calendar year during which he or she participates in the Pension Plan, subject to $235,840 cap in 1993. Final average salary as of December 31, 1993 for the following individuals named in the table set forth under the caption "Compensation And Other Benefits--Summary of Cash and Certain Other Compensation" is as follows: Jerry L. Record, $235,840; Ronald J. Peltier, $228,973; William P. Bartkowski, $134,067 and J. Michael Nilles, $151,333. Messrs. Record, Peltier, Bartkowski and Nilles had approximately 8, 3, 10 and 3 years of benefit service, respectively, under the Pension Plan as of December 31, 1993.

  The Company also maintains a non-qualified supplemental pension plan which provides benefits to participants which would have been provided under the Pension Plan but for the limitation on the amount of annual benefits under
Section 415 of the Code. No executive officer is currently participating in the supplemental pension plan.

  During 1989 Mr. Jones and Metropolitan Federal Bank, fsb (the "Bank") established an arrangement under which Mr. Jones ceased to participate in the supplemental plan and is, under a separate agreement, entitled to receive benefits generally similar to those to which he would have been entitled under the supplemental plan. The separate agreement requires the Bank to fund such benefits on a scheduled basis beginning in 1989. The amount which has been provided for Mr. Jones pursuant to the separate agreement is approximately $1,500,000. Upon his retirement in 1990, Mr. Jones ceased to accrue any additional benefits under the Pension Plan and upon his return to the Company in 1992 was excluded from future participation in the Pension Plan. Mr. Jones, however, has a deferred vested benefit under the Pension Plan based on his service to the Company prior to his retirement in 1990. As of the date Mr. Jones retired from the Company in 1990, he had 39 years of benefit service and a final average salary of $203,066.

CHANGE IN CONTROL AND SEVERANCE ARRANGEMENTS

 Change in Control Provisions

  The Company maintains several plans under which benefits are paid or existing non-vested awards are accelerated in connection with a change in control of the Company.

  Under the Company's Executive Management Change in Control Severance Pay Plan (the "Executive Change in Control Plan"), adopted in 1993, certain executive officers of the Company (including the executive officers named in the Summary Compensation Table above) are entitled to receive certain benefits if they are terminated before a "change in control" (as a condition to the change in control transaction) or within two years after the "change in control" by the Company without "cause" or by the executive for "good reason" (including adverse changes in status or position, reduction in base salary, termination of benefit plans, relocation or termination for any reason other than death during the 24th month after the change in control). In such a case, the Company will make a lump-sum cash payment to the executive in an amount equal to three times the sum of the executive's then current annual base salary plus annual cash bonus. The executive will also be entitled to (a) continued coverage under the Company's welfare benefit plans for up to three years ("grossed-up" for any additional taxes payable by the executive), (b) receive outplacement counseling (for which the Company will pay up to 30% of the executive's base salary), and
(c) credit for three additional years of service under any pension plan of the Company (or the value of such service credit). The executive will also receive a "gross-up" payment sufficient to pay any excise tax on "excess parachute payments" resulting from any benefits under the Executive Change in Control Plan.

  A "change in control" for purposes of the Executive Change in Control Plan is defined to include (a) a merger involving the Company if less than 50% of the voting stock of the surviving company is held by persons who were stockholders of the Company immediately before the merger, or less than 80% of the voting stock without the prior approval of the continuity directors of the Company (directors as of May 5, 1993 and additional directors nominated by other "continuity directors"), (b) the sale or other transfer of substantially all of the Company's assets, (c) the liquidation of the Company, (d) ownership by any person or group of more than 50% of the Company's voting stock, or more than 20% of the Company's voting stock without the prior approval of the continuity directors, (e) the continuity directors ceasing to constitute a majority of the Board, and (f) any change of control that is required to be reported under
Section 13 or 15(d) of the Securities Exchange Act of 1934.

  Under the Company's 1993 Stock Incentive Plan, being considered by the stockholders at the Annual Meeting, see "Proposal to Adopt the Company's 1993 Stock Incentive Plan--Proposal 2," in the event a "change in control" of the Company occurs, if approved by the committee administering the plan, (x) all outstanding options and stock appreciation rights held by a participant will become immediately exercisable and will remain exercisable for the remainder of their terms, regardless of whether the participant remains in the employ or service of the Company or any subsidiary, (y) all outstanding restricted stock awards will become immediately fully vested, and (z) all outstanding performance units and stock bonuses will vest or continue to vest as determined by the committee. In addition, the committee, without the consent of any affected participant, may determine that some or all of the participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value immediately before the effective date of the change in control over the exercise price per share of the options. A "change in control" for purposes of this plan has the same meaning as under the Executive Change in Control Plan.

  Under the Company's 1990 Stock Option Plan (the "Option Plan") and the Company's Executive Incentive Compensation Plan (the "Incentive Compensation Plan"), upon the occurrence of a "change of control" all outstanding options granted under the Option Plan will become and remain exercisable in full during their remaining terms, and all outstanding stock awards granted under the Incentive Compensation Plan will become fully vested, in each case regardless of whether the plan participants thereafter remain employees of the Company or a subsidiary. The acceleration of the exercisability of options or the vesting of stock awards under these plans may be limited, however, if the acceleration would be subject to an excise tax imposed upon "excess parachute payments." Under these plans a "change in control" has occurred if (a) any change in control has taken place that is required to be reported in response to Schedule 14A under the Securities Exchange Act of 1934, (b) any person or group owns 25% or more of the Company's voting stock without the prior approval of at least 75% of the Board; (c) the Company is a party to a business combination or proxy contest, as a consequence of which members of the Board in office immediately prior to such event constitute less than a majority of the Board after such event; and (d) during any period of two consecutive years, individuals who at the beginning of the period constituted the Board (including new directors nominated or elected by 75% of the directors then still in office who were directors at the beginning of the period) cease for any reason to constitute at least a majority of the Board.

  Under the Company's Stock Option and Incentive Plan (the "Option and Incentive Plan"), adopted in 1984, upon a "change in control," as defined in the plan, all restricted stock awards issued under the plan become fully vested if the services of the holder of the award are involuntarily terminated for any reason within 18 months of the "change in control." If a tender offer or exchange offer for shares of the Company's Common Stock is commenced or the Company is party to specified types of business combinations, all options and stock appreciation rights outstanding under the plan become exercisable in full and remain so for 60 days, after which time they revert to being exercisable in accordance with their terms. Under the Option and Incentive Plan, a "change in control" occurs if, without prior Board approval, (a) any person or group owns 25% or more of the Company's voting stock, (b) the Company is a party to a business combination or proxy contest, as a consequence of which members of the Board in office immediately prior to such event constitute less than a majority of the Board after such event, or (c) the stockholders approve a transaction in which the Company ceases to be publicly owned or pursuant to which substantially all of the Company's assets are sold or otherwise disposed of.

  For a discussion of the change in control provisions of the Directors' Retirement Plan being considered by the stockholders at the Annual Meeting, see "Election of Directors--Director Compensation."

 Severance Benefits

  Under the Company's Executive Management Severance Pay Plan (the "Severance Pay Plan"), adopted in 1993, certain executive officers of the Company (including the executive officers named in the Summary Compensation Table above) who experience a "qualifying termination" are entitled to a lump sum or periodic cash payments (in the Company's discretion) in an amount equal to the executive's then current annual base pay at the time of termination and will be entitled to continue to receive medical, dental and life insurance coverage during the period the executive receives payments under the plan. A "qualifying termination" for purposes of the Severance Pay Plan includes (a) the elimination of the executive's position for any reason other than job performance, death or permanent physical or mental incapacity; (b) the replacement of the executive with another employee for any reason other than job performance, death or permanent physical or mental incapacity; (c) the executive's refusal to accept a position with the Company that is not comparable; or (d) the sale or other disposition of all or any part of the Company's assets if the executive is neither offered a comparable position nor accepts any position with the transferee of the assets.

  In connection with an internal reorganization announced in November 1990, the Company provided certain severance benefits to departing employees, including employees who were executive officers. Each departing employee participating in the Pension Plan or Employees' Savings Plan or the Metropolitan Financial Corporation Employee 401(k) Savings Plan was credited with three additional years of vesting service under the plan. Each departing employee also was given two weeks of severance pay for each year of service with the Company and all subsidiaries (which number of years of service has been increased by three years in each case). Departing employees were provided health insurance coverage for two weeks for each year of service plus 10 additional weeks. Finally, the Company offered outplacement services to certain departing employees. In connection with the termination of his employment in 1990, Charles D. Kalil entered into a agreement with the Company pursuant to which he was to be paid for certain continuing services to the Company and payment dates were established for the severance pay (in amounts based on the policy described above). See "Election of Directors--Director Compensation." Pursuant to the agreements, Mr. Kalil received $164,141 in severance pay. This agreement ended on November 30, 1993.

  Effective June 15, 1993, Stan K. Dardis resigned as an Executive Vice President of the Company and the President, Chief Executive Officer and a director of Metropolitan Federal Bank, fsb. As part of Mr.

Dardis' separation, he received payments totalling approximately $50,000 in 1993. In addition, the Company agreed to continue medical, dental and life insurance coverage for Mr. Dardis until December 31, 1993 and provide reimbursement for outplacement services of up to $12,000.

EMPLOYMENT AGREEMENT

  The Company has an employment agreement with Mr. Nilles expiring on December 31, 1995. The agreement may only be terminated for breach of the Company's rules and regulations, dishonesty or failure to perform duties at the required level of industry and competence. Mr. Nilles received payments in 1993 under this agreement totalling $157,000.

COMPARATIVE STOCK PERFORMANCE

  The graph below compares the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the Index of S&L Holding Companies over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the S&L Index on December 31, 1988, and reinvestment of all dividends).

                                      LOGO

                      PROPOSAL TO ADOPT THE COMPANY'S 1993
                              STOCK INCENTIVE PLAN

                                   PROPOSAL 2

INTRODUCTION

  On December 21, 1993, the Company's Board of Directors approved the Company's 1993 Stock Incentive Plan (the "Incentive Plan"), subject to stockholder approval. The Incentive Plan provides for the grant to participating eligible recipients of the Company and its subsidiaries of stock options ("Options"), including both incentive stock options ("Incentive Options") and non-statutory stock options ("Non-Statutory Options"), Restricted Stock Awards, Performance Units, Stock Bonuses and Stock Appreciation Rights. Options, Restricted Stock Awards, Performance Units, Stock Bonuses and Stock Appreciation Rights are collectively referred to herein as "Incentive Awards."

  At the Annual Meeting, the stockholders are being asked to approve the Incentive Plan.

SUMMARY OF THE PLAN

  A general description of the basic features of the Incentive Plan is outlined below. The summary is qualified in its entirety by the full text of the plan, a copy of which may be obtained from the Company at the address set forth at the beginning of this proxy statement.

  General. All employees (including officers and directors who are also employees) and all non-employee consultants and independent contractors of the Company and its subsidiaries are eligible to participate in the Incentive Plan. The maximum number of shares of Common Stock that may be issued under the Incentive Plan will be 2,000,000 shares, plus any shares of Common Stock that, as the date of the Incentive Plan is approved by the Company's stockholders, are available for issuance under the Company's 1990 Stock Option Plan. The Company estimates that approximately 9,000 shares of Common Stock will be available for issuance under the 1990 Stock Option Plan, which will be added to the Incentive Plan, although such number could increase if options under that plan are forfeited or expire unexercised. As of February 28, 1994 there were 44 persons who were participants under the Company's 1990 Option Plan. On that date, there were approximately 3,000 employees of the Company or its subsidiaries eligible to be granted Incentive Awards under the Incentive Plan.

  No participant in the Incentive Plan may be granted any Options or Stock Appreciation Rights or any other Incentive Awards with a value based solely on an increase in the value of Common Stock after the date of grant, relating to more than an aggregate of 400,000 shares of Common Stock. Any shares of Common Stock that are subject to an Incentive Award that expires or is forfeited and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Incentive Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Incentive Plan. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the Incentive Plan and under outstanding Incentive Awards and to the exercise price of securities subject to outstanding Incentive Awards.

  The Board may amend the Incentive Plan in any respect without stockholder approval, unless stockholder approval is then required by federal securities or certain tax laws or the rules of the New York Stock Exchange. The Board may, without stockholder approval, from time to time increase the number of shares of Common Stock available for issuance under the Incentive Plan to a number that is no more than seven percent of the then outstanding shares of Common Stock. For example, based on the number of shares of Common Stock outstanding on February 1, 1994, the Board could, without stockholder approval, increase the number of shares reserved under the Incentive Plan to 2,174,209 shares. The Incentive Plan will terminate on December 20, 2003 and may be terminated before that date by action of the Board. No right or interest in any Incentive Award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

  Administration. The Incentive Plan will be administered by a committee consisting of not less than two members of the Board (the "Committee"). The Board has appointed the Company's Stock Option and Incentive Plan Committee to administer the Incentive Plan. The Incentive Plan vests broad powers in the Committee to administer and interpret the Incentive Plan, including the authority to select the participants that will be granted Incentive Awards under the plan, to determine the nature, extent, timing, exercise price, vesting and duration of Incentive Awards and to prescribe all other terms and conditions of Incentive Awards that are consistent with the Incentive Plan. The Committee may modify the terms of an outstanding Incentive Award in any manner (with the consent of the affected participant for most modifications) as long as the modified terms are permitted by the Incentive Plan as then in effect.

 Types of Awards

  Options. Incentive Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date of grant. Non-Statutory Options may be granted at a price determined by the Committee, which must be at least 75% of the fair market value of the Common Stock on the date of grant. On February 28, 1993, the mean between the high and low sales price of one share of Common Stock on the New York Stock Exchange Composite Tape was $15.34. Options will become exercisable at such times and in such installments as may be determined by the Committee, provided that Options generally may not become exercisable prior to six months from their date of grant and may not be exercisable after 10 years from their date of grant. The Committee may, in its discretion, grant a supplemental cash bonus in connection with the grant or exercise of an Option.

  The exercise price of Options must be paid in cash, except that the Committee may allow payment to be made (in whole or in part) by delivery of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company) a promissory note or by transfer of shares of Common Stock (either previously owned by the participant or to be acquired upon Option exercise). Where a participant is permitted to pay the purchase price of an Option with shares of Common Stock, the Committee may, in its discretion, provide for the automatic grant of replacement Options to the participant for a number of shares equal to the shares used to pay the purchase price of the Option. The aggregate fair market value of shares of Common Stock with respect to which incentive stock options within the meaning of Section 422 of the Code become exercisable for the first time by a participant in any calendar year may not exceed $100,000. Any Incentive Options in excess of this amount will be treated as Non-Statutory Options.

  Stock Appreciation Rights. A Stock Appreciation Right is a right to receive a payment from the Company, in the form of shares or cash or a combination of both (as determined by the Committee), equal to the difference between the fair market value of one or more shares of Common Stock and the exercise price of such shares under the terms of the Stock Appreciation Right. The exercise price of a Stock Appreciation Right will be determined by the Committee, but may not be less than the fair market value of the Common Stock on the date of grant. Stock Appreciation Rights become exercisable at such times and in such installments as may be determined by the Committee, except that Stock Appreciation Rights may not become exercisable prior to six months from their date of grant and may not be exercisable after 10 years from their date of grant.

  Restricted Stock Awards and Stock Bonuses. A Restricted Stock Award is an award of Common Stock that vests at such times and in such installments as may be determined by the Committee and, until it vests, is subject to restrictions on transferability and to the possibility of forfeiture. The Committee may impose such restrictions or conditions to the vesting of Restricted Stock Awards as it deems appropriate, including that the participant remain in the continuous employ or service of the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division of the Company) satisfy certain performance goals or criteria. In general, no Restricted Stock Award may vest prior to six months from its date of grant.

  Unless the Committee determines otherwise, any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In addition, the Committee may require that regular quarterly cash dividends be reinvested in shares of Common Stock.

  A Stock Bonus is an award of Common Stock that is not subject to risk of forfeiture. A Stock Bonus may be granted without any restrictions, or the Common Stock covered by the award may be made subject to restrictions on transferability.

  Performance Units. A Performance Unit is a right to receive a payment from the Company, in the form of share or cash or a combination of both (as determined by the Committee), upon the achievement of established performance goals. A Performance Unit will vest at such times and in such installments as may be determined by the Committee. The Committee may impose such restrictions or conditions to the vesting of Performance Units as it deems appropriate, including that the participant remains in the continuous employ or service of the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division of the Company) satisfy certain performance goals or criteria.

  Change in Control. Upon the occurrence of a "change in control" of the Company, if approved by the Committee, (i) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms regardless of whether the Participant remains in the employ or service of the Company or any subsidiary,
(ii) all outstanding Restricted Stock Awards will become immediately fully vested, and (iii) all outstanding Performance Units and Stock Bonuses will vest or continue to vest according to their original terms. In addition, the Committee, without the consent of any affected Participant, may determine that some or all Participants holding outstanding Options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of such change in control over the exercise price per share of the Options.

  A "change in control" for purposes of the Incentive Plan has the same meaning as under the Executive Change in Control Plan. See "Compensation and Other Benefits--Change in Control and Severance Arrangements."

  Termination of Employment or Service. In the event a participant's employment or other service with the Company and all subsidiaries is terminated by reason of death or the participant dies within three months of termination, (i) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after their original expiration date), (ii) all Restricted Stock Awards then held by the participant will become fully vested and nonforfeitable, and (iii) all Performance Units and Stock Bonuses then held by the participant will vest or continue to vest according to their original terms.

  In the event a participant's employment or other service with the Company and all subsidiaries is terminated for any other reason (other than by the Company for "cause"), (i) all outstanding Options and Stock Appreciation Rights will remain exercisable to the extent exercisable as of such termination for a period of three months (but in no event after their original expiration date),
(ii) all Restricted Stock Awards that have not vested as of such termination will be terminated and forfeited, and (iii) all Performance Units and Stock Bonuses then held by the participant will vest or continue to vest according to their original terms. In the event of termination by the Company for "cause," all rights of the participant under the Plan will immediately terminate without notice of any kind, no Options or Stock Appreciation rights then held by the participant will thereafter be exercisable, all Restricted Stock Awards then held by the participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the participant will vest or continue to vest according to their original terms.

  The Committee may, in its discretion, modify these post-termination provisions, provided that no Incentive Award may become exercisable or vest prior to six months from its date of grant and no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

FEDERAL INCOME TAX CONSEQUENCES

  The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to an individual participant who receives an Incentive Award and does not address special rules that may be applicable to directors, officers and greater-than-10% stockholders of the Company.

  Options. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to a participant of an Option under the Incentive Plan. The exercise by a participant of an Incentive Option will also not result in any federal income tax consequences to the Company or the participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the consideration paid for the shares by the participant will be a tax preference item for purposes of the alternative minimum tax. Upon the exercise of a Non-Statutory Option, a participant will recognize ordinary income on the date of exercise in an amount equal to the difference between the fair market value of the shares purchased and the consideration paid for the shares. In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of a participant as ordinary income.

  At the time of the subsequent sale or disposition of the shares obtained upon the exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term gain or loss if the sale or disposition occurs one year or less after the date of exercise.

  If a participant disposes of the shares acquired upon exercise of an Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

  If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of the fair market value of the shares at the time of exercise of the Incentive Option or the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange to one other than a related taxpayer) exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. The Company may be required to withhold in order to receive a deduction. The remainder of the gain or loss recognized on the disposition, if any, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Appreciation Rights. A participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of the grant. Upon the exercise of a Stock Appreciation Right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company will be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

  Restricted Stock Awards and Stock Bonuses. With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a risk of forfeiture or with respect to Stock Bonuses, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a risk of forfeiture, a participant may file an election under
Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the Restricted Stock Award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the participant as ordinary income.

  A participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares freed of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income.

  Performance Units. A participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the participant will realize ordinary income in an amount equal to the cash and fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

  Excise Tax on Parachute Payments. The Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code, and denies tax deductibility to the Company for such excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated employees, which payments are contingent upon a change in control of a company. Acceleration of the vesting of Incentive Awards upon a change in control of the Company may constitute parachute payments and, in certain cases, "excess parachute payments." The Incentive Plan limits the acceleration of such vesting to avoid excess parachute payments unless the participant is subject to a separate agreement with the Company which specifically provides that excess parachute payments attributable to accelerated vesting will not reduce other payments from the Company.

  Section 162(m). Under Section 162(m) of the Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with Incentive Awards under the Incentive Plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of Options or Stock Appreciation Rights under the Incentive Plan with exercise prices equal to (or greater than) the fair market value of the Common Stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of Section 162(m). However, compensation expense in connection with any other Incentive Awards under the Incentive Plan would be subject to this limit.

NEW PLAN BENEFITS

  The following table summarizes the options initially granted under the Incentive Plan, subject to stockholder approval, to each of the executive officers named in the Summary Compensation Table, and all current executive officers as a group. ALL OF THE OPTIONS GRANTED TO THE NAMED EXECUTIVE OFFICERS ARE ALSO DISCLOSED IN THE SUMMARY COMPENSATION TABLE AND THE OPTION GRANTS IN 1993 TABLE, AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

                               NEW PLAN BENEFITS

                           1993 STOCK INCENTIVE PLAN

                                                              NUMBER OF SHARES
                                                                 UNDERLYING
                    NAME AND POSITION                         OPTIONS GRANTED
                    -----------------                         ----------------
      Norman M. Jones                                           90,000 shares
       Chief Executive Officer
       of the Company
      William P. Bartkowski                                     40,000 shares
       Executive Vice President and
       Chief Administrative Officer of the Company
      J. Michael Nilles                                         22,500 shares
       Executive Vice President and General Counsel
      Executive Group                                          152,500 shares

BOARD OF DIRECTORS RECOMMENDATION

  The Board of Directors recommends that the stockholders vote FOR approval of the 1993 Stock Incentive Plan. The affirmative vote of a majority of shares of the Common Stock of the Company voting in person or by proxy on the 1993 Stock Incentive Plan at the Annual Meeting is necessary for approval of the plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the 1993 Stock Incentive Plan.

                        PROPOSAL TO ADOPT THE COMPANY'S
                           DIRECTORS' RETIREMENT PLAN

                                   PROPOSAL 3

INTRODUCTION

  On February 22, 1994, the Board approved, subject to stockholder approval, the Company's Directors' Retirement Plan (the "Directors' Retirement Plan"), which provides benefits to eligible directors for a period after they cease to be directors equal to the period of their service on the Board.

  At the Annual Meeting, the stockholders are being asked to approve the Directors' Retirement Plan.

SUMMARY OF THE PLAN

  A general description of the basic features of the Directors' Retirement Plan is outlined below. The summary is qualified in its entirety by the full text of the plan, a copy of which may be obtained from the Company at the address set forth at the beginning of this proxy statement.

  Eligibility. All directors are eligible to participate in the plan, except for any director who was both a director and an employee on the effective date of the plan (the date of the Annual Meeting). As of the Annual Meeting, all of the directors other than Mr. Jones will be eligible to participate in the plan. An eligible director becomes entitled to receive benefits under the Directors' Retirement Plan upon (a) ceasing to be a director (other than due to death or removal for cause) after completing at least five years of service as a non-employee director, or (b) the occurrence of a "change in control." For purposes of the Directors' Retirement Plan, "change in control" has the same meaning as in the Executive Change in Control Plan. See "Compensation and Other Benefits-- Change in Control and Severance Arrangements." For eligible directors who are serving on the Board on the effective date of the plan, all service (before and after the effective date) as an employee director will be treated as service as a non-employee director for purposes of both eligibility and calculation of benefits under the plan. As of the date of the Annual Meeting, five of the Company's eligible directors had completed at least five years of service and will receive a benefit if and when they leave the Board prior to a change in control for a reason other than death or removal for cause. Eight of the current directors (all except Mr. Jones) would receive a benefit under the plan upon the occurrence of a change in control.

  Benefit. An eligible director will begin to receive a monthly cash payment equal to one-twelfth of the annual retainer payable to non-employee directors (base cash fee plus any other elements of compensation payable to a director for service as a director, as determined by the Board from time to time) at the rate in effect immediately prior to the date on which the director becomes eligible under the plan. The payments begin during the month following the month in which the director becomes eligible and continue until the number of payments equals the number of complete months of service as a non-employee director or, if earlier, until the director's death.

  Upon the occurrence of a "change in control," all eligible directors (regardless of their length of service) who are then serving on the Board and who have served as a non-employee director are entitled to a lump sum cash payment equal to the present value of a monthly benefit in an amount equal to one-twelfth of the annual retainer for outside directors (base cash fee plus any other elements of compensation payable to a director for service as a director, as determined by the Board from time to time) at the rate in effect immediately prior to the change in control for a number of months equal to the number of their complete months of service on the board as a non-employee director. Similarly, any former director who was receiving monthly payments at the time of the change in control would receive a lump sum cash payment equal to the present value of the remaining payments. For this purpose, present value would be determined applying the same actuarial factors then used to determine small lump sum benefits under the Company's pension plan. In addition, if the payments under the plan result in "excess parachute payments" subject to the 20% excise tax under the Internal Revenue Code, the director or former director would also be entitled to a "gross up" payment in an after-tax amount sufficient to cover the excise tax liability.

  Service for purposes of determining whether a director is eligible for a benefit and the length of the payment period is the total of all of a director's service as a non-employee director of the Company and, prior to March 1, 1985, as a non-employee director of Metropolitan Federal Bank, fsb, Metropolitan Federal Savings and Loan Association of Fargo, Metropolitan Savings and Loan Association or Metropolitan Building and Loan Association. In addition, as noted above, service as an employee director is also taken into account for eligible directors who are members of the Board on the effective date. Service as a non-employee director of an acquired entity and service as a non-employee director of the Company after a change in control is not taken into account.

  Limitations. If, prior to a change in control, benefit payments under the Directors' Retirement Plan would not be deductible (or would cause other payments to the director or former director to become nondeductible) under the new $1 million limit on deductible compensation pursuant to Section 162(m) of the Code, payments under the Directors' Retirement Plan may be deferred to the extent necessary to ensure deductibility. Any deferred payments would become fully payable upon the occurrence of a change in control. Benefits under the plan terminate if, prior to a change in control, a former director engages in certain competitive activities or if a former director again becomes a director. In addition, if a former director who is receiving benefits again becomes a director, the benefits are suspended until he or she again becomes entitled to receive benefits, at which point benefits will recommence based on the annual retainer then payable to outside directors and disregarding service equal to the number of months of previous benefit payments.

  Amendment/Termination. In addition, the Company, through the Board, retains broad authority to amend or terminate the plan prior to a change in control. The only limitation is that the amendment or termination may not decrease the amount or change the form or timing of benefits payable to any former director who has already become eligible for a benefit, except that upon termination of the plan, all benefits are distributed in the form of immediate lump sum payments calculated as described in above. Thus, by amendment or termination prior to a change in control, benefits under the plan would be reduced or eliminated with respect to any director who has not then become eligible for a benefit.

NEW PLAN BENEFITS

  The following table illustrates the present value of benefits that would be payable to eligible directors under the Directors' Retirement Plan if all eligible directors had retired at December 31, 1993.

                               NEW PLAN BENEFITS
                           DIRECTORS' RETIREMENT PLAN

           NAME AND POSITION                               DOLLAR VALUE ($)(1)
           -----------------                               -------------------
      Non-Executive Director Group                             $1,688,362

- --------
(1) Present value determined applying the actuarial factors that would be used to calculate lump sum benefits under the Directors' Retirement Plan.

  Benefits under the Directors' Retirement Plan will be paid by the Company from its general assets as the benefits become due under the terms of the plan.

BOARD OF DIRECTORS RECOMMENDATION

  The Board of Directors recommends that the stockholders vote FOR approval of the Directors' Retirement Plan. The affirmative vote of a majority of shares of the Common Stock of the Company voting in person or by proxy on the Directors' Retirement Plan at the Annual Meeting is necessary for approval of the plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Directors' Retirement Plan.

                              CERTAIN TRANSACTIONS

  Certain directors, nominees and executive officers and their associates were customers of and were parties to transactions with the Company or its subsidiaries during 1993. Transactions which involved loans or commitments by subsidiary banks were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features. Mr. Peltier, the President of Edina Realty, Inc., and Mr. Davis, a director of the Company, are each 33% and 25% general partners in two general partnerships which leased office space to certain of the Company's subsidiaries. These two partnerships received a total of $277,600 and $153,400 in lease payments, respectively, from the Company's subsidiaries in 1993, and $310,800 and $153,600 in lease payments, respectively, from the Company's subsidiaries in 1992. In addition, see "Severance Arrangements" for a discussion of Mr. Dardis' severance arrangement with the Company.

                              INDEPENDENT AUDITORS

                                   PROPOSAL 4

  Upon recommendation of the Company's Audit Committee, the Board of Directors has appointed Ernst & Young as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1994, and to perform other appropriate accounting and audit services at the request of the Company. Although not required, the Board of Directors wishes to submit the selection of Ernst & Young to the stockholders for ratification. The Board recommends a vote for ratification of Ernst & Young as independent auditors for the fiscal year ending December 31, 1994. Unless a contrary choice is specified, a proxy solicited by the Board of Directors will be voted for the selection of Ernst & Young. If the selection of Ernst & Young is not ratified, the Board of Directors will reconsider its selection.

  Representatives of Ernst & Young are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

  In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 333 South 7th Street, 10th Floor, Minneapolis, MN 55402 no later than November 30, 1994. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 OTHER MATTERS

  The Board of Directors is not aware of any other matters which may be presented to the stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named on the proxy card to vote such proxies in accordance with their best judgment on such matters.

  The cost of soliciting of proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone, without additional compensation.

                                 ANNUAL REPORT

  The Company's Annual Report to Stockholders for the year ended December 31, 1993 accompanies this Notice of Annual Meeting and Proxy Statement. The Annual Report describes, among other things, the financial condition of the Company as of December 31, 1993.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Charles D. Kalil
                                          Secretary

Minneapolis, Minnesota
March 30, 1994

                       METROPOLITAN FINANCIAL CORPORATION

                           1993 STOCK INCENTIVE PLAN
                    (As amended effective February 22, 1994)

1.  Purpose of Plan.
    ---------------

     The purpose of the Metropolitan Financial Corporation 1993 Stock Incentive Plan (the "Plan") is to advance the interests of Metropolitan Financial Corporation (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.  Definitions.
    -----------

     The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

     2.1  "Board" means the Board of Directors of the Company.
           -----

     2.2  "Broker Exercise Notice" means a written notice pursuant to which a
           ----------------------
Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

     2.3  "Change in Control" means an event described in Section 13.1 of the
           -----------------
Plan.

     2.4  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     2.5  "Committee" means the group of individuals administering the Plan, as
           ---------
provided in Section 3 of the Plan.

     2.6  "Common Stock" means the common stock of the Company, $.01 par value,
           ------------
or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

     2.7  "Disability" means the disability of the Participant such as would
           ----------
entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     2.8   "Eligible Recipients" means all employees (including, without
            -------------------
limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee consultants and independent contractors of the Company or any Subsidiary.

     2.9  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     2.10  "Fair Market Value" means, with respect to the Common Stock, as of
            -----------------
any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the reported closing sale price per share of the Common Stock on the Composite Tape for the New York Stock Exchange.

     2.11  "Incentive Award"  means an Option, Stock Appreciation Right,
            ---------------
Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

     2.12  "Incentive Stock Option" means a right to purchase Common Stock
            ----------------------
granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.13  "Non-Statutory Stock Option" means a right to purchase Common Stock
            --------------------------
granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

     2.14  "Option" means an Incentive Stock Option or a Non-Statutory Stock
            ------
Option.

     2.15  "Participant" means an Eligible Recipient who receives one or more
            -----------
Incentive Awards under the Plan.

     2.16  "Performance Unit" means a right granted to an Eligible Recipient
            ----------------
pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance goals.

     2.17  "Previously Acquired Shares" means shares of Common Stock that are
            --------------------------
already owned by the Participant which have been held by the Participant for at least six months or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

     2.18  "Restricted Stock Award" means an award of Common Stock granted to an
            ----------------------
Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

     2.19  "Retirement" means normal or approved early termination of employment
            ----------
or service pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

     2.20  "Securities Act" means the Securities Act of 1933, as amended.
            --------------

     2.21  "Stock Appreciation Right" means a right granted to an Eligible
            ------------------------
Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

     2.22  "Stock Bonus" means an award of Common Stock granted to an Eligible
            -----------
Recipient pursuant to Section 10 of the Plan.

     2.23  "Subsidiary" means any entity that is directly or indirectly
            ----------
controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

     2.24  "Tax Date" means the date any withholding tax obligation arises under
            --------
the Code for a Participant with respect to an Incentive Award.

3.  Plan Administration.
    -------------------

     3.1  The Committee.  The Plan will be administered by a committee
          -------------
consisting solely of members of the Board who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act, as amended from time to time. The number of members of the Committee shall be determined from time to time by the Board but in no event shall the number of members of the Committee be less than the greater of (a) the minimum number required in order to maintain the Plan's compliance with Rule 16b-3 under the Exchange Act, or (b) the minimum number of members of the Committee required, if any, in order to comply with any applicable rules, regulations or requirements of any securities exchange. As used in the Plan, the term "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

     3.2  Authority of the Committee.
          --------------------------

          (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:
     (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

          (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of the Plan.

          (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.   Shares Available for Issuance.
     -----------------------------

     4.1  Maximum Number of Shares Available.  Subject to adjustment as provided
          ----------------------------------
in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 2,000,000 shares, plus any shares of Common Stock that, as of the date the Plan is approved by the Company's stockholders, are reserved for issuance under the Company's 1990 Stock Option Plan. In addition, the Board may increase the number of shares of Common Stock that will be available for issuance under the Plan, without the approval of the Company's stockholders; provided, however, that such number of shares may not be increased to more than seven percent (7%) of the outstanding shares of Common Stock at any time, without approval of the Company's stockholders. Notwithstanding the foregoing, no more than 500,000 shares of Common Stock may be cumulatively issued under the Plan pursuant to the exercise of Incentive Stock Options, subject to adjustment as provided in Section 4.3 of the Plan.
The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

     Notwithstanding any other provision of the Plan to the contrary, no Participant in the Plan may be granted, during the term of the Plan, any Options or Stock Appreciation Rights, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than an aggregate of 400,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

     4.2  Accounting for Incentive Awards.  Shares of Common Stock that are
          -------------------------------
issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

     4.3  Adjustments to Shares and Incentive Awards.  In the event of any
          ------------------------------------------
reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

5.   Participation.
     -------------

     Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion subject to the limitations contained in Section 4.1 of the Plan. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.   Options.
     -------

     6.1  Grant.
          -----

          (a) An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

          (b) For Participants who are permitted to pay the purchase price of an Option with Previously Acquired Shares as provided in Section 6.4 below, the Committee, in its sole discretion, may, at or after the date an Option is granted, provide for the automatic grant of additional Options to replace the number of Previously Acquired Shares used to pay the purchase price upon the exercise of all or any portion of such Option. Such replacement Options shall be for a number of shares of Common Stock as is equal to or less than the number of Previously Acquired Shares used to pay the purchase price of the Option, shall be granted at the Fair Market Value of the Common Stock on the date of exercise of the Option and shall be automatically granted without action by the Committee. The authority of the Committee to provide for such replacement Options shall in no way limit its authority to otherwise grant Options, whether or not related to any other Option, in such amounts, at such prices and upon such other terms as it determines in its sole discretion.

     6.2  Exercise Price.  The per share price to be paid by a Participant upon
          --------------
exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 75% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

     6.3  Exercisability and Duration.  An Option will become exercisable at
          ---------------------------
such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable prior to six months from its date of grant and no Incentive Stock Option may be exercisable after 10 years from its date of grant (5 years from its date of grant if, at the time the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

     6.4  Payment of Exercise Price.  The total purchase price of the shares to
          -------------------------
be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

     6.5  Manner of Exercise.  An Option may be exercised by a Participant in
          ------------------
whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Human Resources Department) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

     6.6  Aggregate Limitation of Stock Subject to Incentive Stock Options.  To
          ----------------------------------------------------------------
the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an incentive stock option.

     6.7  Supplemental Bonuses.  As to each Option granted pursuant to the Plan,
          --------------------
the Company may grant a supplemental cash bonus to the Participant, in the discretion of the Committee. Such supplemental bonuses may be granted or payable in connection with the grant or the exercise of such Option or both.
The determination of whether to grant a supplemental bonus in connection with any particular grant or exercise of an Option and the determination as to the nature and amount of any such bonus shall be within the discretion of the Committee.

7.   Stock Appreciation Rights.
     -------------------------

     7.1  Grant.  An Eligible Recipient may be granted one or more Stock
          -----
Appreciation Rights under the Plan, and such Stock Appreciation Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

     7.2  Exercise Price.  The exercise price of a Stock Appreciation Right will
          --------------
be determined by the Committee, in its discretion, at the date of grant but will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

     7.3  Exercisability and Duration.  A Stock Appreciation Right will become
          ---------------------------
exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable prior to six months or after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

8.   Restricted Stock Awards.
     -----------------------

     8.1  Grant.  An Eligible Recipient may be granted one or more Restricted
          -----
Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria; provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant.

     8.2  Rights as a Stockholder; Transferability.  Except as provided in
          ----------------------------------------
Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

     8.3  Dividends and Distributions.  Unless the Committee determines
          ---------------------------
otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

     8.4  Enforcement of Restrictions.  To enforce the restrictions referred to
          ---------------------------
in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9.   Performance Units.
     -----------------

     An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

10.  Stock Bonuses.
     -------------

     An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

11.  Effect of Termination of Employment or Other Service.
     ----------------------------------------------------

     11.1 Termination Due to Death.  In the event a Participant's employment or
          ------------------------
other service with the Company and all Subsidiaries is terminated by reason of death or in the event that the Participant dies within three-months of such termination:

          (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

          (b) All outstanding Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and

          (c) All outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     11.2 Termination Due to Cause.
          ------------------------

          (a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for "cause" all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

          (b) For purposes of this Section 11.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement, plan or policy applicable to the Participant or, if no such agreement, plan or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

     11.3 Termination for Reasons Other than Death or Cause.  In the event a
          -------------------------------------------------
Participant's employment or other service with the Company and all Subsidiaries is terminated for any reason other than death or cause, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

          (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

          (b) All outstanding Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and

          (c) All outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     11.4  Modification of Rights Upon Termination.  Notwithstanding the other
           ---------------------------------------
provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no

Incentive Award will become exercisable or vest prior to six months from its date of grant and (b) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

     11.5 Breach of Confidentiality or Non-Compete Agreements.  Notwithstanding
          ---------------------------------------------------
anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

     11.6 Date of Termination of Employment or Other Service.  Unless the
          --------------------------------------------------
Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

12.  Payment of Withholding Taxes.
     ----------------------------

     12.1 General Rules.  The Company is entitled to (a) withhold and deduct
          -------------
from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

     12.2 Special Rules.  The Committee may, in its sole discretion and upon
          -------------
terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

13.  Change in Control.
     -----------------

     13.1 Change in Control.  For purposes of this Section 13.1, a "Change in
          -----------------
Control" of the Company will mean the following:

          (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

          (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not more than 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors (as defined in Section 13.2 below), or
     (ii) more than 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors, or
     (ii) less than 50% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

          (f) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

     13.2 Incumbent Directors.  For purposes of this Section 13, "Incumbent
          -------------------
Directors" of the Company means any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

     13.3 Acceleration of Vesting.  Without limiting the authority of the
          -----------------------
Committee under Section 3.2 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Options and Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary;
(b) all Restricted Stock Awards then held by the Participant will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     13.4 Cash Payment for Options.  If a Change in Control of the Company
          ------------------------
occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

     13.5 Limitation on Change in Control Payments.  Notwithstanding anything in
          ----------------------------------------
Section 13.3 or 13.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 13.3 or 13.4 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 13.5 will, to that extent, not apply.

14.  Rights of Eligible Recipients and Participants; Transferability.
     ---------------------------------------------------------------

     14.1 Employment or Service.  Nothing in the Plan will interfere with or
          ---------------------
limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

     14.2 Rights as a Stockholder.  As a holder of Incentive Awards (other than
          -----------------------
Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

     14.3 Restrictions on Transfer.  Except pursuant to testamentary will or the
          ------------------------
laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

     14.4 Non-Exclusivity of the Plan.  Nothing contained in the Plan is
          ---------------------------
intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.  Securities Law and Other Restrictions.
     -------------------------------------

     Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any securities exchange or other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16.  Plan Amendment, Modification and Termination
     --------------------------------------------

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 and 162(m) of the Code or the rules of the New York Stock Exchange. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 13 of the Plan.

17.  Effective Date and Duration of the Plan
     ---------------------------------------

     The Plan is effective as of December 21, 1993, the date it was adopted by the Board; subject, however, to approval of the Company's stockholders prior to December 20, 1994. The Plan will terminate at midnight on December 20, 2003, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

18.  Miscellaneous.
     -------------

     18.1 Governing Law.  The validity, construction, interpretation,
          -------------
administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

     18.2 Successors and Assigns.  The Plan will be binding upon and inure to
          ----------------------
the benefit of the successors and permitted assigns of the Company and the Participants.

                       METROPOLITAN FINANCIAL CORPORATION
                           DIRECTORS' RETIREMENT PLAN


                                   ARTICLE 1
                                  DESCRIPTION
                                  -----------

1.1  NAME.  The name of the Plan is the "Metropolitan Financial Corporation
     ----
     Directors' Retirement Plan."

1.2  PURPOSE.  The purpose of the Plan is to advance the interests of the
     -------
     Company and its stockholders by assisting the Company in attracting and retaining Directors of outstanding ability through payment of benefits to eligible Directors for a period after they cease to be Directors equal to their Period of Service on the Board.

1.3  TYPE.  Benefits under the Plan relate solely to service performed by a
     ----
     Director as a Director and compensation for such service and not to status as an officer or employee of the Company or any Affiliate. To the extent ERISA is applicable to the Plan, the Plan is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and, as such, is intended to be exempt from the provisions of Parts 2, 3 and 4 of Subtitle B of Title I of ERISA by operation of sections 201(2), 302(a)(3) and 401(a)(4) thereof, respectively, and from the provisions of Title IV of ERISA by operation of section 4021(b)(6) thereof. The Plan will be construed and administered in a manner that is consistent with and gives effect to such intent.


                                   ARTICLE 2
                 DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS
                 ---------------------------------------------

The definitions and rules of construction and interpretation set forth in this article apply in construing the Plan unless the context otherwise requires.

2.1  AFFILIATE.  "Affiliate" is:
     ---------

     (a) any corporation at least a majority of whose securities having ordinary voting power for the election of directors is owned directly or indirectly by the Company; or

     (b) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity's governing body.

2.2  ANNUAL RETAINER.  "Annual Retainer" is the annual base cash fee payable by
     ---------------
     the Company to a non-employee Director for service as a Director, plus any other elements of compensation payable to a Director for service as a Director (including service on any committee of the Board) specified in a written resolution adopted by the Board, determined in each case without regard to any deferral election by a Director.

2.3  BOARD.  "Board" is the Board of Directors of the Company.
     -----

2.4  CHANGE IN CONTROL.
     -----------------

     (A)  "Change in Control" is any of the following:

          (1) the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company, in one transaction or in a series of related transactions, to any person;

          (2) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (3) any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (a) 20 percent or more, but not more than 50 percent, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the continuity directors or (b) more than 50 percent of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

          (4) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing (a) 50 percent or more, but not more than 80 percent, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the continuity directors, or (b) less than 50 percent of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

          (5) the continuity directors cease for any reason to constitute at least a majority of the Board; or

          (6) a change in control of a nature that is determined by outside legal counsel to the Company to be required to be reported (assuming such event has not been "previously reported") pursuant to section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

     (B)  For purposes of this section:

          (1) a "continuity director" means any individual who is a member of the Board on the Effective Date while he or she is a member of the Board, and any individual who subsequently becomes a member of the Board whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors who are continuity directors (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination);

          (2) "Exchange Act" is the Securities Exchange Act of 1934, as amended from time to time; and

          (3) "person" includes any individual, corporation, partnership, group, association or other "person," as such term is defined in section 14(d) of the Exchange Act, other than (a) the Company;
               (b) any Affiliate; or (c) any benefit plan sponsored by the Company or an Affiliate.

2.5  CODE.  "Code" is the Internal Revenue Code of 1986, as amended from time to
     ----
     time.

2.6  COMPANY. "Company" is Metropolitan Financial Corporation.
     -------

2.7  CROSS REFERENCES.  References within a section of the Plan to a particular
     ----------------
     subsection refer to that subsection within the same section and references within a section or subsection to a particular clause refer to that clause within the same section or subsection, as the case may be.

2.8  DIRECTOR.  "Director" is an individual who (a) is a member of the Board
     --------
     pursuant to Section 6 of the Company's Restated Certificate of Incorporation or any successor provision of the Restated Certificate of Incorporation, as it may be amended from time to time, and (b) was not, on the Effective Date, both a member of the Board and an employee of the Company.

2.9  EFFECTIVE DATE.  "Effective Date" is defined in Section 4.1.
     --------------

2.10 ERISA.  "ERISA" is the Employee Retirement Income Security Act of 1974, as
     -----
     amended from time to time.

2.11 GOVERNING LAW.  To the extent that state law is not preempted by the
     -------------
     provisions of ERISA or any other laws of the United States, all questions pertaining to the construction, validity, effect and enforcement of the Plan will be determined in accordance with the internal, substantive laws of the State of Minnesota without regard to the conflict of laws rules of the State of Minnesota or of any other jurisdiction.

2.12 HEADINGS.  The headings of articles and sections are included solely for
     --------
     convenience of reference; if there is a conflict between the headings and the text of the Plan, the text controls.

2.13 NUMBER AND GENDER.  Wherever appropriate, the singular number may be read
     -----------------
as the plural, the plural may be read as the singular, and one gender may be read as the other gender.

2.14 PERIOD OF SERVICE.
     -----------------

     (A) "Period of Service" with respect to a Director is, subject to Subsections (B) and (C), the sum of:

          (1) the total number of complete calendar months, before and after the Effective Date, during which he or she was a Director and was not an employee of the Company or any Affiliate, plus

          (2) the total number of complete calendar months prior to March 1, 1985 during which he or she was a director of Metropolitan Federal Bank, fsb, Metropolitan Federal Savings and Loan Association of Fargo, Metropolitan Savings and Loan Association or Metropolitan Building and Loan Association (a "Predecessor") and was not an employee of the Predecessor or any entity that would be an Affiliate if "Predecessor" were substituted for "Company" in Section 2.1 (a "Predecessor Affiliate").

     (B) The Period of Service with respect to a Director who was a Director on the Effective Date is, subject to Subsection (C), the total number of complete calendar months, before and after the Effective Date, during which he or she was a Director or a director of a Predecessor, including such months during which he or she was employed by the Company, an Affiliate, a Predecessor or a Predecessor Affiliate.

     (C) A Director's Period of Service does not include any service on the board of directors of any entity acquired by either the Company, an Affiliate, a Predecessor or a Predecessor Affiliate or any service on the Board after a Change in Control.

2.15 PLAN.  "Plan" is the Metropolitan Financial Corporation Directors'
     ----
     Retirement Plan set forth in this instrument, as it may be amended from time to time.


                                   ARTICLE 3
                                    BENEFITS
                                    --------

3.1  ELIGIBILITY.  A Director will become eligible to receive a benefit under
     -----------
     the Plan upon the earlier to occur of:

     (a) his or her ceasing to be a Director after the Effective Date, other than due to his or her death or removal for cause, following

          (1) his or her completion of a Period of Service of at least 60 complete calendar months, or

          (2) the date of the annual meeting of the stockholders of the Company that is the fifth annual meeting after the annual meeting at which he or she was elected to the Board if he or she has served on the Board continuously since such election; or

     (b)  a Change in Control after the Effective Date.

3.2  BENEFIT.
     -------

     (A)  Amount.  Except as otherwise expressly provided in the Plan, a
          ------
          Director or former Director who becomes eligible to receive a benefit pursuant to Section 3.1 will receive a monthly cash benefit equal to one-twelfth of the Annual Retainer at the rate in effect immediately prior to the date on which he or she becomes eligible for the benefit.

     (B)  Period.  Except as otherwise expressly provided in the Plan, the
          ------
          benefit will begin on a date, selected by the Company, during the first month following the month in which the Director or former Director becomes eligible for the benefit and will continue to be paid on or around the same date during each of the following months until the number of months during which the benefit has been paid equals the number of complete calendar months within his or her Period of Service.

     (C)  Change in Control.
          -----------------

          (1)  Basic Payment.  Notwithstanding Subsections (A) and (B), if a
               -------------
          Director becomes eligible to receive a benefit upon the occurrence of a Change in Control pursuant to clause (b) of Section 3.1 or upon the occurrence of a Change in Control during the period described in Subsection (B) with respect to a former Director, the benefit, or the remainder of the benefit, will be paid to the Director or former Director in a single lump sum cash payment not later than ten days after the occurrence of the Change in Control. The amount of the payment will be equal to the present value of the monthly benefit to which the Director or former Director would otherwise be entitled, determined by applying the same actuarial factors that would then be used to determine a lump sum benefit of $3500 or less under the Metropolitan Federal Bank Employees' Pension Plan (or any successor thereto) as then in effect.

          (2)  Gross-Up Payment.  Following a Change in Control, the Company
               ----------------
          will cause its independent auditors promptly to review, at the Company's sole expense, the applicability of the excise tax pursuant to Code section 4999 to payments pursuant to the Plan. If the auditors determine that any payment or distribution of any type by the Company or an Affiliate to or for the benefit of a Director or former Director, whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise (the "Total Payments"), would be subject to the excise tax under Code section 4999 or any comparable tax under state or local law, or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), in addition to the payment described in clause (1), the Company will make a cash payment (a "Gross-Up Payment") to the Director or former Director within ten days after such determination equal to an amount such that after payment by the Director or former Director of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Director or former Director would retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments. For purposes of the foregoing determination, the Director's or former Director's tax rate will be deemed to be the highest statutory marginal state and federal tax rate (on a combined basis) then in effect. If no determination by the Company's auditors is made prior to the time a tax return reflecting the Total Payments is required to be filed by the Director or former Director, he or she will be entitled to receive from the Company a Gross-Up Payment calculated on the basis of the Total Payments he or she reported on such tax return, within ten days after the later of the filing of such tax return or the Company's receipt of a copy of the return. In all events, if any tax authority determines that a greater Excise Tax should be imposed upon the Total Payments than is determined by the Company's independent auditors or reflected on the Director's or former Director's tax return pursuant to this clause (2), the Director or former Director is entitled to receive from the Company the full Gross-Up Payment calculated on the basis of the amount of Excise Tax determined to be payable by such tax authority within ten days after the Company's receipt of a copy of such determination. If the Director or former Director is entitled to any payment under any other plan or policy of or agreement with the Company or an Affiliate and such plan, policy or agreement provides for a gross-up payment with respect to Excise Tax, the Company will coordinate payment under this clause (2) and the other gross-up provision solely to the extent necessary to avoid double payment.

3.3  NONDEDUCTIBILITY.  If the Company determines in good faith prior to a
     ----------------
     Change in Control that there is a reasonable likelihood that any compensation paid to a Director or former Director for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code section 162(m), solely to the extent deemed necessary by the Company to ensure that the entire amount of any payment to the Director or former Director pursuant to the Plan prior to the Change in Control is deductible, the Company may defer all or any portion of the payment. Upon the occurrence of a Change in Control, the aggregate amount of payments deferred pursuant to this Section 3.3 will be added to the amount of the lump sum payment made to the Director or former Director pursuant to Section 3.2(C).

3.4  DEATH BENEFITS.  If a former Director dies before the end of the period
     --------------
     described in Section 3.2(B), his or her benefits will be paid through the month during which his or her death occurs and no further benefits will be payable under the Plan with respect to the former Director to any person. If a Director or former Director dies after the occurrence of a Change in Control but before receiving the lump sum payment to which he or she is entitled pursuant to Section 3.2(C), the payment will be made to his or her estate not later than the date on which it was required to have been made to the former Director and no further benefits will be payable under the Plan with respect to the former Director to any person. Except as provided in this Section 3.4, no benefits will be payable with respect to a former Director after his or her death.

3.5  TERMINATION OF BENEFITS.  No further benefits will be payable under the
     -----------------------
     Plan to any former Director following the date, prior to a Change in Control, on which the Board determines that the former Director has: (a) acted as a director, officer, stockholder or employee of or consultant to any bank, savings and loan association, credit union or similar thrift, savings bank or institution within a 100-mile radius of any branch of any insured depository institution owned, directly or indirectly, by the Company as of the date the former Director began to receive benefits under the Plan (unless the former Director was acting in such capacity while he or she was a Director with the written approval of the Board); or (b) alone or as a partner, director, officer, stockholder or employee of or consultant to any entity, solicited or attempted to solicit, directly or indirectly, (i) any employee of the Company or an Affiliate to terminate his or her employment relationship with the Company or Affiliate, or (ii) any savings and loan, banking or other business in which the Company or any Affiliate was engaged as of the date the former Director began to receive benefits under the Plan from any individual or entity that is or was a client, employee or customer of the Company or an Affiliate. For purposes of this Section 3.5, a former Director will not be considered to be a "stockholder" if he or she owns, directly and indirectly, less than five percent of the combined voting power of a corporation's outstanding equity securities which are traded on a nationally recognized securities exchange or on the NASDAQ National Market System.

3.6  SUSPENSION.  If a former Director who is receiving benefits under the Plan
     ----------
     pursuant to Section 3.1(a) again becomes a Director, payment of his or her benefits will be suspended until he or she again becomes eligible to receive a benefit pursuant to Section 3.1. The amount of the monthly benefit following resumption will be equal to one-twelfth of the Annual Retainer at the rate in effect immediately prior to the date on which he or she again becomes eligible to receive the benefit. The benefits will be payable for a period equal to the number of complete calendar months within his or her Period of Service, reduced by the number of months during which benefits were paid prior to his or her again becoming a Director.

3.7  FACILITY OF PAYMENT.  If the Company determines that a Director or former
     -------------------
     Director entitled to benefits under the Plan is under legal disability or is otherwise unable to receive or acknowledge receipt of any benefit payment, the Company may pay the benefit to his or her spouse, parent or adult child or to any other person whom the Company determines to have assumed responsibility for the Director's or former Director's financial affairs. The Company is not required to see to the proper application of any such payment and the payment completely discharges all claims under the Plan to the extent of the payment.


                                 ARTICLE 4
                    ESTABLISHMENT, AMENDMENT AND TERMINATION
                    ----------------------------------------

4.1  EFFECTIVE DATE.  The Plan will become effective upon its approval by the
     --------------
     stockholders of the Company at the annual meeting to be held on May 4, 1994. No Director will acquire any rights under the Plan until the Plan has been so approved.

4.2  APPLICABILITY TO CERTAIN FORMER DIRECTORS.  The Plan does not apply to any
     -----------------------------------------
     former Director who ceased to be a Director before the Effective Date unless he or she (a) again becomes a Director on or after the Effective Date, (b) otherwise becomes eligible to receive a benefit under the Plan and (c) is not eligible to receive similar benefits with respect to his or her service as a Director or an emeritus director under any other plan or policy of, or agreement with, the Company or an Affiliate.

4.3  AMENDMENT.  Subject to Section 4.5, the Company reserves the right to amend
     ---------
     the Plan at any time to any extent that it deems advisable. Each amendment must be stated in a written instrument approved by the Board or any committee or individual authorized to act on the Board's behalf.

4.4  TERMINATION.
     -----------

     (A) Subject to Section 4.5, the Company reserves the right to terminate the Plan at any time prior to a Change in Control by resolution of the Board. In conjunction with the termination of the Plan, any benefits that are otherwise payable to any former Director will, subject to
          Section 3.3, be paid in the form of a single lump sum cash payment made on or as soon as administratively practicable after the effective
          date of the termination.   The amount of the lump sum payment will be
          determined in accordance with Section 3.2(C)(1).

     (B)  The Plan will terminate upon the payment of all benefits pursuant to
          Section 3.2(C) following the occurrence of a Change in Control.

4.5  RESTRICTIONS.
     ------------

     (A) Except as provided in Section 4.4(A), an amendment or termination of the Plan prior to a Change in Control may not decrease the amount or change the form or timing of the benefit payable to any former Director who, prior to the later of (1) the effective date of the amendment or termination or (2) the date of the written instrument or Board action, as the case may be, has become eligible to receive a benefit pursuant to clause (a) of Section 3.1.

     (B) Upon the occurrence of a Change in Control, the Plan may not be amended without the written consent of each Director or former Director who could be affected by the amendment.


                                  ARTICLE 5
                                 MISCELLANEOUS
                                 -------------

5.1  ADMINISTRATION.
     --------------

     (A) The Board has discretionary power and authority to interpret, construe, apply, enforce and otherwise administer the Plan and act on behalf of the Company. The Board may delegate such power and authority to any individual or committee. Any action taken in good faith by the Board or its delegates prior to a Change in Control is binding and conclusive on all interested parties. No member of the Board will participate in any manner in any Board decision regarding his or her benefit.

     (B) Any decision by the Board denying a claim by a Director or former Director for benefits under the Plan will be stated in writing and delivered or mailed to the Director or former Director. Each such notice will set forth the specific reasons for the denial. The Board will afford a reasonable opportunity to the Director or former Director for a full and fair review of the decision denying such claim.

     (C) Any act or failure to act by the Company, the Board or its delegate or any waiver of any right or failure to enforce any provision of the Plan with respect to a Director or former

          Director is unique to that Director or former Director and in no way modifies or amends, or limits or impairs the rights of the Company or Board or its delegate to enforce, the terms of the Plan with respect to any other Director or former Director.

5.2  DISPUTES.
     --------

     (A) Any dispute between the Company and a Director or former Director (or any person making a claim for a benefit on his or her behalf) regarding this Plan that is not satisfactorily resolved by negotiation will be resolved exclusively by arbitration, by a panel of three arbitrators, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Any arbitration proceeding will be held in Minneapolis, Minnesota.

     (B) In connection with any dispute arising before a Change in Control, the Director or former Director (or the person making the claim on his or her behalf) is responsible for paying any costs he or she incurs, including attorney's fees and legal expenses, and the Company is responsible for paying any costs it incurs, including attorney's fees and legal expenses. In connection with any dispute arising after a Change in Control, the Company is responsible for paying all costs of both parties, including attorney's fees and expenses.

5.3  SOURCE OF PAYMENT.  Benefits payable under the Plan will be paid only from
     -----------------
     the general assets of the Company. No person has any right to or interest in any specific assets of the Company by reason of the Plan. To the extent benefits under the Plan are not paid when due, the rights of the person to whom they are due to receive such benefits are no greater than the rights of any unsecured general creditor of the Company.

5.4  NON-ASSIGNABILITY OF BENEFITS.  The benefits payable under the Plan and the
     -----------------------------
right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or subjected to any charge or legal process and any attempt to do so is void. No rights or benefits under the Plan may in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Director or former Director and, to the full extent permitted by law, the rights of any Director or former Director are not subject in any manner to attachment or other legal process for the Director's or former Director's obligations.

5.5  WITHHOLDING AND OFFSETS.  The Company retains the right to withhold from
     -----------------------
     any benefit payment under the Plan any and all income, employment, excise and other tax as the Company deems necessary and, prior to but not after a Change in Control, the Company may offset against amounts payable to a former Director under the Plan any amounts then owing to the Company or any Affiliate by the former Director.

5.6  OTHER BENEFITS.  Amounts paid pursuant to the Plan do not constitute salary
     --------------
     or compensation for the purpose of computing benefits under any other benefit plan, practice, policy or procedure of the Company or any Affiliate unless otherwise expressly provided thereunder.

5.7  NO RIGHT TO CONTINUED SERVICE.
     -----------------------------

     (A) Nothing in the Plan confers on any Director any right to continued service as a Director or limits the right of the Company, acting through the Board or otherwise, to terminate or otherwise modify in any manner the service of the Director or decrease, eliminate or change the form of payment of his or her compensation from the Company for service as a Director.

     (B) With respect to any Director who is also an employee of the Company or any Affiliate, nothing in this Plan confers on the Director the right to continued employment or limits the right of the Company or Affiliate to discharge, transfer, demote, modify terms and conditions of employment or otherwise deal with the Director in his or her capacity as an employee.

5.8  SUCCESSORS.  The Plan will be binding on and inure to the benefit of the
     ----------
     successors of the Company and the Directors or former Directors.

                      METROPOLITAN FINANCIAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints NORMAN M. JONES, CHARLES D. KALIL and WILLIAM O. NILLES, and each of them, as proxies, each with power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side hereof, all the shares of common stock of Metropolitan Financial Corporation held on record by the undersigned on March 9, 1994, at The Annual Meeting of Stockholders to be held on May 4, 1994, or any adjournment thereof.

        (THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN THIS CARD
                     ON REVERSE SIDE AND RETURN THIS CARD)

- --------------------------------------------------------------------------------

    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE.


                       FOR    WITHHELD     NOMINEES: WILLIAM O. NILLES
1. TO ELECT THREE      [_]       [_]                 CHARLES D. KALIL
   DIRECTORS TO                                      KAROL D. EMMERICH
   SERVE FOR
   THREE-YEAR TERMS

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

_________________________________________________



                                           FOR    AGAINST  ABSTAIN
2. PROPOSAL TO ADOPT THE COMPANY'S 1993    [_]      [_]      [_]
   STOCK INCENTIVE PLAN.

3. PROPOSAL TO ADOPT THE COMPANY'S         [_]      [_]      [_]
   DIRECTORS' RETIREMENT PLAN.

4. PROPOSAL TO RATIFY THE APPOINTMENT OF   [_]      [_]      [_]
   ERNST & YOUNG AS AUDITORS FOR THE
   COMPANY FOR THE FISCAL YEAR ENDING
   DECEMBER 31, 1994.

5. IN THEIR DISCRETION, THE PROXIES ARE    [_]      [_]      [_]
   AUTHORIZED TO VOTE UPON SUCH OTHER
   BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3 and 4 AND TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES NAMED IN PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.



SIGNATURES _________________ DATE _____ SIGNATURES _________________ DATE _____

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.